Mutual Funds	Supplement

Nuveen U.S. Equity Funds

Nuveen Social Choice Low Carbon Equity Fund

SUPPLEMENT NO. 3
dated September 20, 2024 to the Summary Prospectus dated March 1, 2024

SUPPLEMENT NO. 4
dated September 20, 2024 to the Statutory Prospectus dated March 1, 2024

Reorganization of Nuveen Social Choice Low Carbon Equity Fund into Nuveen Large Cap Responsible Equity Fund

The Board of Trustees of the TIAA-CREF Funds (“TC Funds”) has approved the reorganization of the Nuveen Social Choice Low Carbon Equity Fund (the “Target Fund”), into the Nuveen Large Cap Responsible Equity Fund (the “Acquiring Fund”). Each of the Target Fund and the Acquiring Fund is a series of the TC Funds. The reorganization is not subject to approval by the shareholders of the Target Fund or the Acquiring Fund.

Pursuant to the reorganization, the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. These Acquiring Fund shares will then be distributed to Target Fund shareholders and the Target Fund will be terminated. As a result of these transactions, Target Fund shareholders will become shareholders of the Acquiring Fund and will cease to be shareholders of the Target Fund. Each Target Fund shareholder will receive Acquiring Fund shares with a total value equal to the total value of that shareholder’s Target Fund shares immediately prior to the closing of the reorganization. It is expected that the reorganization will qualify as a tax-free reorganization for federal income tax purposes and that Target Fund shareholders will not recognize any gain or loss as a result of the reorganization. However, Target Fund shareholders will receive a distribution of substantially all net income and/or realized gains, if any, prior to the reorganization.

It is anticipated that the reorganization will be consummated in late 2024. Further information regarding the proposed reorganization will be contained in an information statement of the Target Fund that will be made available at a later date.

The Target Fund will continue sales and redemptions of its shares as described in the prospectus until shortly before its reorganization.

A15190sup-09/24